UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2006

WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES,
WMALT SERIES 2006-AR8
Issuing Entity

WAMU ASSET ACCEPTANCE CORP.
 Depositor
 (Exact name of registrant as specified in its charter)

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Sponsor

333-130795-31

(Commission File Number)

Delaware	20-2258610
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 554-8838

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 6  ASSET-BACKED SECURITIES

Item 6.01.  ABS Informational and Computational Material.

ABS informational and computational material for the depositor and/or sponsor consisting of certain loan information is provided on the following exhibit attached to this Form 8-K:

Exhibit Number	Description
99.1	Certain information concerning the mortgage loans prepared in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2006-AR8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: September 27, 2006	By:	/s/ Richard Careaga Richard Careaga First Vice President (Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Certain information concerning the mortgage loans prepared in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2006-AR8